APPENDIX A

TO THE

AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Money Market Fund

Schwab Value Advantage Money Fund

Schwab Retirement Advantage Money Fund

Schwab Investor Money Fund

Schwab Government Money Fund

Schwab U.S. Treasury Money Fund

Schwab Municipal Money Fund

Schwab California Municipal Money Fund

Schwab New York Municipal Fund (formerly Schwab New York AMT Tax-Free Money Fund)

Schwab AMT Tax-Free Money Fund (formerly Florida Municipal Money Fund)

Schwab Massachusetts Municipal Fund (formerly Schwab Massachusetts AMT Tax-Free Money Fund)

Schwab Pennsylvania Municipal Money Fund

Schwab New Jersey Municipal Fund (formerly Schwab New Jersey AMT Tax-Free Money Fund)

Schwab Cash Reserves

Schwab Advisor Cash Reserves

Schwab Treasury Obligations Money Fund

Schwab Variable Share Price Money Fund

SCHWAB INVESTMENTS

Schwab 1000 Index Fund

Schwab Short-Term Bond Market Fund

Schwab Total Bond Market Fund

Schwab GNMA Fund

Schwab Tax-Free Bond Fund

Schwab California Tax-Free Bond Fund

Schwab Treasury Inflation Protected Securities Index Fund (formerly Schwab Treasury Inflation Protected Securities Fund)

Schwab Intermediate-Term Bond Fund (formerly Schwab Premier Income Fund)

SCHWAB CAPITAL TRUST

Schwab Core Equity Fund

Schwab Hedged Equity Fund

Laudus International MarketMasters Fund

Laudus Small-Cap MarketMasters Fund

Schwab Balanced Fund (formerly Schwab Viewpoints Fund)

Schwab Fundamental US Small Company Index Fund (formerly Schwab Fundamental US Small-Mid Company Index Fund)

Schwab Fundamental US Large Company Index Fund

Schwab Monthly Income Fund - Moderate Payout

Schwab Monthly Income Fund - Enhanced Payout

Schwab Monthly Income Fund - Maximum Payout

Schwab International Core Equity Fund

SCHWAB ANNUITY PORTFOLIOS

Schwab Money Market Portfolio

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S. REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market Index ETF

Schwab Fundamental U.S. Large Company Index ETF

Schwab Fundamental U.S. Small Company Index ETF

Schwab Fundamental International Large Company Index ETF

Schwab Fundamental International Small Company Index ETF

Schwab Fundamental Emerging Markets Large Company Index ETF